SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

NIC INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NIC INC.
10540 South Ridgeview Road
Olathe, KS 66061
___________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 2, 2006
at the
Sheraton Overland Park Hotel at Convention Center
6100 College Boulevard
Overland Park, Kansas 66211
___________________________

TO THE SHAREHOLDERS OF NIC INC.:

     The Annual Meeting of Shareholders of NIC Inc., a Colorado corporation (the "Company"), will be held at the Sheraton Overland Park Hotel at Convention Center, 6100 College Boulevard, Overland Park, Kansas 66211, on May 2, 2006, at 10:00 a.m., Central Daylight Time, to consider and take action on:

1.	Electing six (6) directors to serve until the next Annual Meeting of Shareholders;

2.	Considering and voting upon a proposal to approve the 2006 Amended and Restated Stock Option and Incentive Plan;

3.

Considering and acting upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2006; and

4.

In the discretion of the designated proxies, upon such other business relating to the foregoing as may properly come before the meeting, and such matters incidental to the conduct of the meeting, and at any adjournments or postponements thereof.

     The Board of Directors has fixed March 13, 2006, as the record date for the determination of Shareholders entitled to receive notice of and to vote at the meeting or any adjournments or postponements thereof. A list of the Shareholders will be available for inspection at the offices of the Company during ordinary business hours for the ten-day period prior to the Annual Meeting.

By Order of the Board of Directors:

WILLIAM F. BRADLEY, JR.
Secretary

Olathe, Kansas
March 31, 2006

NIC INC.
_____________________

PROXY STATEMENT
_____________________

GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of NIC Inc. (the "Company"), a Colorado corporation, of proxies, in the accompanying form, to be used at the Annual Meeting of Shareholders. The meeting will be held at the Sheraton Overland Park Hotel at Convention Center, 6100 College Boulevard., Overland Park, Kansas 66211, on May 2, 2006, at 10:00 a.m. Central Daylight Time, and any adjournments thereof (the "Meeting").

     If you specify a choice on the proxy as to how your shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted:

  FOR the election of the six nominees for director named herein;

  FOR the 2006 Amended and Restated Stock Option and Incentive Plan; and

  FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2006.

     You can revoke your proxy any time before the voting at the Meeting by sending a properly signed written notice of your revocation to the Corporate Secretary of the Company, by submitting another proxy that is properly signed and bears a later date, or by voting in person at the Meeting. Attendance at the Meeting will not itself revoke an earlier submitted proxy. You should direct any written notices of revocation and related correspondence to NIC Inc., 10540 South Ridgeview Road, Olathe, KS 66061, Attention: Corporate Secretary.

     Shares represented by valid proxies in the form enclosed received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum at the Meeting. With respect to the tabulation of proxies for purposes of constituting a quorum, abstentions will be counted as part of total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Abstentions and broker non-votes will have no affect on the election of directors.

     The close of business on March 13, 2006, has been fixed as the record date for determining the Shareholders entitled to notice of and to vote at the Meeting. As of that date, the Company had 61,303,021 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by Shareholders. This Proxy Statement and the accompanying proxy are being mailed on or about April 1, 2006, to all Shareholders entitled to notice of and to vote at the Meeting.

     The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of the Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, and other electronic means, and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid to directors, officers or employees for such solicitation.

     The Company's Annual Report on Form 10-K and Summary Annual Report to Shareholders for the fiscal year ended December 31, 2005, are being mailed to the Shareholders with the Proxy Statement but do not constitute a part hereof.

SHARE OWNERSHIP

     The following table sets forth, as of March 1, 2006, certain information regarding shares of the Company's common stock beneficially owned by (i) each director; (ii) each shareholder who is known by the Company to beneficially own in excess of 5% of the outstanding shares of the Company's common stock based on information reported on Forms 13D or 13G filed with the Securities and Exchange Commission; (iii) each of the executive officers named in the Summary Compensation Table appearing under "Executive Compensation" below, and (iv) all directors and executive officers as a group.

	Shares Beneficially Owned(1)
	Number	Percentage
Ross C. Hartley (2)	22,100,524	36.1%
Jeffery S. Fraser (3)	21,931,029	35.8%
National Information Consortium Voting Trust (4)	21,450,805	35.0%
c/o Jeffery S. Fraser
P.O. Box 4919
Jackson, WY 83001
Federated Investors, Inc. (5)	3,595,734	5.9%
Federated Investors Tower
Pittsburgh, PA 15222
William F. Bradley, Jr. (6)	—	*
Samuel R. Somerhalder (7)	79,266	*
Harry H. Herington (8)	136,932	*
Eric J. Bur (9)	217,000	*
Stephen M. Kovzan	—	*
John L. Bunce, Jr. (10)	214,660	*
Art N. Burtscher (11)	38,051	*
Daniel J. Evans (12)	160,514	*
Pete Wilson (13)	116,015	*
All executive officers and directors as a group (11 persons)(14)	23,543,186	38.4%
____________________

*	Less than 1%

(1)

This table is based upon information supplied by officers, directors, principal shareholders and the Company's transfer agent, and contained in Schedules 13D and 13G filed with the SEC. Unless otherwise noted in the footnotes to this table, the Company believes each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 61,303,021 shares of the Company's common stock outstanding as of March 1, 2006, adjusted as required by the rules promulgated by the SEC.

(2)

Includes 21,450,805 shares of the Company's common stock held of record by the National Information Consortium Voting Trust ("Voting Trust"), of which Messrs. Hartley and Fraser serve as co-trustees and with respect to which they share voting and investment power. Messrs. Hartley and Fraser disclaim beneficial ownership of the shares held of record by the Voting Trust, except to the extent of their pecuniary interest noted herein. Shares beneficially owned by Mr. Hartley also include 623,469 shares directly owned outside the Voting Trust and 26,250 shares subject to options exercisable within 60 days of March 1, 2006. Mr. Hartley and two of his children have in the aggregate a 25.5% pecuniary interest in the Voting Trust, represented by 4,964,337 shares held of record by the Voting Trust for the benefit of Mr. Hartley, and 500,472 shares held of record by the Voting Trust for the benefit of Mr. Hartley's children.

(3)

Includes 21,450,805 shares of the Company's common stock held of record by the Voting Trust, of which Messrs. Hartley and Fraser serve as co-trustees and with respect to which they share voting and investment power. Messrs. Hartley and Fraser disclaim beneficial ownership of the shares held of record by the Voting Trust, except to the extent of their pecuniary interest noted herein. Shares beneficially owned by Mr. Fraser also include 301,931 shares directly owned outside the Voting Trust and 178,293 shares subject to options exercisable within 60 days of March 1, 2006. Mr. Fraser and his family members have in the aggregate a 25.3% pecuniary interest in the Voting Trust, represented by 1,023,251 shares held directly by the Voting Trust for the benefit of a trust, of which Mr. Fraser is the beneficiary, and 4,401,406 shares held directly by the Voting Trust for the benefit of entities of which Mr. Fraser acts as manager. Mr. Fraser disclaims beneficial ownership over 1,852,717 of the shares held by one of these entities.

(4)

Messrs. Hartley and Fraser, co-trustees of the Voting Trust, share voting and investment power with respect to such shares. The Voting Trust shall terminate on the earlier of June 30, 2018, the date Messrs. Hartley and Fraser, as co-trustees, determine to terminate the Voting Trust, or, in the event of a deadlock of the voting trustees that continues for 90 days, the date either voting trustee elects to terminate the Voting Trust. Certain persons have pecuniary interests in the Voting Trust as noted in the footnotes to this table.

(5)

Reflects ownership as of December 31, 2005, as reported on a Schedule 13G filed by Federated Investors, Inc. and certain of its affiliates on February 14, 2006, in which it was reported that Federated Investors, Inc. and Voting Shares Irrevocable Trust had sole voting power and sole dispositive power over such shares and John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue each had shared voting power and shared dispositive power over such shares.

(6)	Mr. Bradley has a 6.7% pecuniary interest in the Voting Trust, represented by 1,436,656 shares directly held by the Voting Trust for the benefit of a trust, of which Mr. Bradley is the beneficiary.

(7)

Shares beneficially owned by Mr. Somerhalder include 54,266 shares directly owned and 25,000 shares subject to options exercisable within 60 days of March 1, 2006. Shares directly owned include 1,500 shares held directly by Mr. Somerhalder's wife. Mr. Somerhalder and his wife also have in the aggregate a 4.1% pecuniary interest in the Voting Trust, represented by 883,794 shares held directly by the Voting Trust for their benefit.

(8)

Shares beneficially owned by Mr. Herington include 61,932 shares directly owned and 75,000 shares subject to options exercisable within 60 days of March 1, 2006. Mr. Herington and his family members also have in the aggregate a 3.7% pecuniary interest in the Voting Trust, represented by 771,802 shares held of record by the Voting Trust for the benefit of Mr. Herington and his wife, and a total of 25,284 shares held of record by the Voting Trust for the benefit of Mr. Herington's minor children.

(9)	Shares beneficially owned by Mr. Bur include 32,000 shares directly owned and 185,000 shares subject to options exercisable within 60 days of March 1, 2006.

(10)	Shares beneficially owned by Mr. Bunce include 150,910 shares directly owned and 63,750 shares subject to options exercisable within 60 days of March 1, 2006.

(11)

Shares beneficially owned by Mr. Burtscher include 24,301 shares directly owned and 13,750 shares subject to options exercisable within 60 days of March 1, 2006. Mr. Burtscher and his wife also have in the aggregate a 0.5% pecuniary interest in the Voting Trust, represented by 102,881 shares held of record by the Voting Trust for their benefit.

(12)	Shares beneficially owned by Mr. Evans include 90,514 shares directly owned and 70,000 shares subject to options exercisable within 60 days of March 1, 2006.

(13)	Shares beneficially owned by Mr. Wilson include 47,265 shares directly owned and 68,750 shares subject to options exercisable within 60 days of March 1, 2006.

(14)

Shares held by all executive officers and directors as a group include 21,450,805 shares held in the Voting Trust, for which Messrs. Fraser and Hartley act as co-trustees, and 705,793 shares subject to options exercisable within 60 days of March 1, 2006.

BOARD OF DIRECTORS

     The following table sets forth certain information regarding NIC's directors. Each have been nominated for re-election by the Corporate Governance and Nominating Committee:

Name	Age	Position
Jeffery S. Fraser	46	Chairman of the Board, President and Chief Executive Officer
John L. Bunce, Jr.	46	Director
Art N. Burtscher	55	Director
Daniel J. Evans	81	Director
Ross C. Hartley	58	Director
Pete Wilson	72	Director

     Jeffery S. Fraser, one of the Company's founders, has served as Chairman since the Company's formation. Mr. Fraser was named Chief Executive Officer in May 2002 and previously held that position from January 1992 until November 1999. Additionally, from August 1991 to September 1998, he founded and served as President and Chief Executive Officer of the Company's first portal subsidiary, Kansas Information Consortium. Mr. Fraser holds a B.S. in human resource management and an M.S. in information systems from Friends University in Wichita, Kansas.

     John L. Bunce, Jr. has served as one of the Company's directors since June 1998. Mr. Bunce is a Managing Director of Hellman & Friedman LLC, a private equity investment firm, which he joined in 1988. Mr. Bunce also serves as a director of Arch Capital Group, Ltd., an insurance company, and several privately held companies. Mr. Bunce holds a B.A. in international relations from Stanford University and an M.B.A. from the Harvard Business School.

     Art N. Burtscher is Chairman of McCarthy Group Advisors, L.L.C., an Omaha-based investment advisory firm. He has more than 30 years of financial services experience, including 13 years as President of Great Western Bank. Mr. Burtscher currently serves on the boards of directors of NovaStar Financial, Great Western BanCorp, Great Western Bank, AmeriSphere Multi-Family Finance, L.L.C., Landscapes Unlimited, Inc. and the Silverstone Group. He graduated from Fort Hays Kansas State University with a B.S. in Business Administration and is a graduate of the School of Mortgage Banking.

     Daniel J. Evans has served as one of the Company's directors since November 1998. Governor Evans is the chairman of and has served as a consultant for Daniel J. Evans Associates Consulting, a consulting company in Washington, since May 1989. Governor Evans currently serves as a director of Western Wireless Corporation, Costco Wholesale Corporation, Cray, Inc. and Archimedes Technology Group. He also served as a U.S. Senator from September 1983 to January 1989 and the Governor of the State of Washington from January 1965 to January 1977. Governor Evans holds a B.S. and an M.S. in civil engineering from the University of Washington.

     Ross C. Hartley, one of the Company's founders, has served as one of the Company's directors since the Company's formation. From its incorporation to March 1999, Mr. Hartley served as Vice President of Marketing of Kansas Information Consortium. Mr. Hartley also served as President of The Hartley Insurance Group, a group of independent insurance agencies in Kansas, from 1974 to 2000. He also serves as a director of Empire District Electric Company. Mr. Hartley holds a B.S. in mathematics from Baker University in Baldwin City, Kansas and a J.D. degree from the University of Kansas School of Law.

     Pete Wilson has served as one of the Company's directors since July 1999. Governor Wilson served as Governor of the State of California from 1991 until 1999. Prior to serving as Governor of California, Governor Wilson served in the U.S. Senate for eight years, representing the State of California. He has also served as the mayor of San Diego, California. Governor Wilson is also a director of The Irvine Company and IDT Entertainment and serves on the Thomas Weisel Partners board of advisors. Governor Wilson is also a member of the Defense Policy Board (advisory to the Secretary of Defense), the Board of Directors of the California State Chamber of Commerce and the Board of Directors of the Ronald Reagan Presidential Foundation. He is also a member and the Founding Chair of the Southern California Leadership Council and the Vice-Chairman of the National World War II Museum. He received his undergraduate degree from Yale University and his law degree from Boalt Hall (University of California at Berkeley). After graduating from Yale, Governor Wilson spent three years in the Marine Corps as an infantry officer.

     All directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified. Executive officers are elected by and serve at the discretion of the Board of Directors.

CORPORATE GOVERNANCE, BOARD COMMITTEES AND BOARD COMPENSATION

CORPORATE GOVERNANCE

     The Board of Directors of NIC believes that shareholder confidence in the Company, its management and its financial reporting is critical to the success of the Company. NIC's Web site, www.nicusa.com/investor contains links to NIC's current Board of Directors committee charters, corporate governance guidelines, and code of business conduct and ethics. Copies of these documents may also be obtained by writing to NIC's Corporate Secretary, NIC Inc., 10540 South Ridgeview Road, Olathe, KS 66061. NIC continues to review its corporate governance policies and practices periodically, along with the provisions of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley"), the new rules of the Securities and Exchange Commission and the new listing standards of Nasdaq.

COMMITTEES OF THE BOARD

     The Board has 3 standing committees: (1) an Audit Committee, (2) a Compensation Committee and (3) a Corporate Governance and Nominating Committee.

Audit Committee

     The Audit Committee, which held four (4) meetings in fiscal 2005, currently has four members, Messrs. Burtscher (Chairperson), Bunce, Evans, and Wilson. The Board of Directors has determined that all members of the Audit Committee are "independent," as independence is defined in Rule 4200(a)(14) of the National Association of Securities Dealers, Inc. listing standards and the Company's corporate governance guidelines.

     The responsibilities of the Audit Committee include: (i) oversight of the integrity of the Company's financial statements; (ii) oversight of the Company's compliance with legal and regulatory requirements; (iii) oversight of the independent registered public accountants' qualifications and independence; (iv) oversight of the performance of the independent registered public accountants; and (v) preparing the Audit Committee report to be included in NIC's Proxy Statement.

     The Board believes that the members of the Audit Committee are able to read and understand financial statements and have an understanding of generally accepted accounting principles. The Board believes each member of the Audit Committee has experience evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to those issues that can reasonably be expected to be encountered by the Company in its consolidated financial statements.

     The Board has determined that one member of the Audit Committee, Mr. Burtscher, qualifies as an audit committee financial expert as defined in Item 401(h)(2) of Regulation S-K and pursuant to Section 407 of Sarbanes-Oxley.

Compensation Committee

     The Compensation Committee, which held four (4) meetings in fiscal 2005, currently has four members, Messrs. Burtscher (Chairperson), Bunce, Evans and Wilson.

     The Board of Directors has determined that the Compensation Committee is comprised entirely of independent directors. The Compensation Committee reviews and approves the salaries, bonuses and other compensation payable to all of the Company's executive officers. The Committee, in conjunction with the Board, also administers the Company's stock plans, including the 2006 Stock Option and Incentive Plan, if approved by the Shareholders, the 1999 Stock Option Plan of SDR Technologies, Inc. and the 1999 Employee Stock Purchase Plan, and performs such other duties as may from time to time be assigned by the Board with respect to compensation.

Corporate Governance and Nominating Committee

     The Corporate Governance and Nominating Committee held two (2) meetings during 2005. The members of the Corporate Governance and Nominating Committee are Messrs. Burtscher (Chairperson), Bunce, Evans and Wilson. The Board of Directors has determined that the Corporate Governance and Nominating Committee is comprised entirely of independent directors.

     The Corporate Governance and Nominating Committee identifies individuals qualified to serve as directors of the Company, and selects or recommends that the Board select, the nominees for all directorships, whether such directorships are filled by the Board or by vote of the shareholders. The Corporate Governance and Nominating Committee uses the guidelines set forth in the Company's Corporate Governance Principles and Practices, which provide that all directors must possess high personal and professional ethics, integrity and values; informed judgment; sound business experience and be committed to representing the long term interests of the Company's shareholders. The Committee has not established any specific minimum qualification standards for Board nominees; however, the Committee may identify certain skills, experience or attributes as being particularly desirable for specific director nominees in order to complement the existing Board composition.

     Each nominee for director is an existing director standing for re-election. The Board has determined that a majority of the Board are independent directors.

     The Corporate Governance and Nominating Committee will consider nominees recommended by shareholders if those nominations are submitted by shareholders of record in accordance with Section 3.14 of the Company's Bylaws. Section 3.14 is set forth on page 27 of this Proxy Statement under "Other Information – Nomination of Directors by Shareholders." Shareholders nominating directors must also comply with applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted thereunder. NIC did not receive any unsolicited proposals for Board nominees from shareholders.

CODE OF BUSINESS CONDUCT AND ETHICS

     The Board has adopted a Code of Business Conduct and Ethics to promote its commitment to the legal and ethical conduct of the Company's business, which can be found on the Company's Web site. All employees, including the Chief Executive Officer, Chief Financial Officer and other senior officers, are required to abide by the Code of Business Conduct and Ethics, which provides the foundation for compliance with corporate policies and procedures, and best business practices. The policies and procedures address a wide array of professional conduct, including methods for avoiding and resolving conflicts of interest, protecting confidential information and a strict adherence to all laws and regulations applicable to the conduct of the Company's business. The Company intends to satisfy its obligations, imposed under Sarbanes-Oxley, to disclose promptly amendments to, or waivers from, the Code of Business Conduct and Ethics, if any, on the Company's Web site.

EMPLOYEE COMPLAINT PROCEDURES FOR ACCOUNTING AND AUDITING MATTERS

     The Board also adopted Employee Complaint Procedures for Accounting and Auditing Matters for all employees, which can also be found on the Company's Web site. This document contains procedures for the Audit Committee to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters, and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

COMPENSATION OF DIRECTORS

     All directors are eligible to participate in the Company's 2004 Stock Option Plan, and will be eligible to participate in the 2006 Stock Option and Incentive Plan, if approved by the Shareholders. Non-employee directors are eligible to participate in the Company's 1999 Employee Stock Purchase Plan.

     The Board will determine the terms and conditions of any such option awards, including those that apply upon the termination of a non-employee director's service as a member of the Board. Directors who are not employees of the Company are reimbursed for travel expenses and other out-of-pocket costs incurred in connection with their attendance at meetings.

     In 2004, the Board approved compensation for directors for service on the Board during 2005. Each director received non-qualified options to purchase 25,000 shares of Common Stock and non-qualified options to purchase 10,000 shares of Common Stock for service on each committee of the Board during the year, which vest in four equal annual installments, commencing on the first anniversary of the grant date. However, each director had the opportunity to elect to receive the fair value of all or some of such options in cash. Mr. Evans elected to receive $37,500 in cash and Mr. Wilson elected to receive $50,000 in cash.

     In 2005, the Board approved compensation for directors for service on the Board during 2006 and following years, unless subsequently modified by the Board. Each director will receive an annual retainer in the amount of $15,000, plus $1,000 for attendance at each quarterly Board meeting. Directors will also receive compensation for serving on committees. The Chairperson of the Audit Committee will receive an additional $5,000 annually, and each member of the Audit Committee will receive an additional $2,000 annually. The Chairperson of the Compensation Committee and the Corporate Governance and Nominating Committee will each receive an additional $2,500 annually, and the other members of those committees will receive an additional $1,000 annually per committee. Each director will also receive non-qualified options to purchase 10,000 shares of Common Stock, which will vest in four equal annual installments, commencing on the first anniversary of the grant date, and which will be priced as of the close of the market on the date of grant. In addition, upon first joining the Board, any new director will receive a grant of non-qualified options to purchase 25,000 shares of NIC common stock, or an award of restricted stock with an equivalent fair market value on the date of the award, if the 2006 Amended and Restated Stock Option and Incentive Plan is approved by the shareholders.

     On October 26, 2005, the Board approved the acceleration of vesting of all unvested options to purchase common stock of the Company that had an exercise price that was greater than the market price on that date. The closing price of the Company's common stock on the Nasdaq National Market on October 26, 2005 was $5.63 per share. As a condition of the acceleration and to prevent unintended personal benefit, the Company's Directors, executive officers and employees must refrain from selling common stock acquired upon the exercise of accelerated options until the original vesting date or, if earlier, termination of employment with or service to the Company. All other terms and conditions applicable to such options, including exercise prices, remain unchanged. This action resulted in the accelerated vesting of options to purchase 163,873 shares of common stock of the Company, or approximately six percent of the total of all then outstanding Company options. Of this amount, 142,500 options had been granted to the following Directors:

  Jeffery S. Fraser, Chief Executive Officer and Chairman of the Board - 15,000 options with an exercise price of $7.67 per share granted on November 10, 2003

  Daniel J. Evans, Director – 37,500 options with an exercise price of $6.97 per share granted on November 10, 2003

  Pete Wilson, Director – 37,500 options with an exercise price of $6.97 per share granted on November 10, 2003

  John L. Bunce, Jr., Director – 37,500 options with an exercise price of $6.97 per share granted on November 10, 2003

  Ross C. Hartley, Director – 15,000 options with an exercise price of 6.97 per share granted on November 10, 2003

     The Company accelerated the vesting of these options because it believed it was in the best interest of its shareholders to reduce future compensation expense that the Company would otherwise be required to report in its statement of income upon adoption of Statement of Financial Accounting Standards ("SFAS") No. 123R (revised 2004), "Share–Based Payment," in the first quarter of 2006. Further, because the options have exercise prices in excess of the current market price, they are viewed to have limited economic value and are not fully achieving their objective of incentive compensation and retention. Through December 31, 2005, the Company accounted for stock options using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and provided pro forma footnote disclosure in its consolidated financial statements (included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005) of the compensation expense associated with stock options as if the Company had applied the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation." As a result of the vesting acceleration, the Company estimates that approximately $0.5 million in aggregate future expense will be eliminated over the next three fiscal years. The vesting acceleration did not result in compensation expense in the Company's statement of income, but was reflected in its footnotes as an additional $0.5 million pre-tax charge to pro forma earnings in 2005.

BOARD MEETINGS AND ATTENDANCE

     During the fiscal year ended December 31, 2005, there were six (6) meetings of the Board of Directors. Each director attended at least 75% of the total number of meetings of the Board of Directors and its committees on which he served during the fiscal year, except for Ross C. Hartley, who attended 50% of the meetings. In addition, the Board of Directors and its Committees acted at various times by unanimous written consent pursuant to Colorado law.

     The Board of Directors strongly encourages each director to attend the annual shareholders meetings, although this is not stated in a formal policy. In 2005, Messrs. Bunce, Burtscher, Evans, Fraser and Hartley attended the Annual Meeting.

     During 2005, the independent directors of the Board also met in executive session at each regular Board meeting. These executive sessions were chaired by one of the independent directors on a rotating basis.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee. Mr. Fraser served as a member of the Compensation Committee during the fiscal years ended December 31, 2000 and 2001, and until he became President and CEO of the Company in mid-2002, and participated in decisions concerning compensation of executive officers during those years. Mr. Hartley served as a member of the Compensation Committee until May 2003.

EXECUTIVE OFFICERS

     The names of, and certain information regarding, executive officers of the Company who are not directors of the Company, are set forth below. The executive officers serve at the pleasure of the Board of Directors.

Name	Age	Positions with the Company
Harry H. Herington	46	Chief Operating Officer
Eric J. Bur	44	Chief Financial Officer
William F. Bradley, Jr.	51	Executive Vice President - Strategy, Policy & Legal, General
		Counsel and Secretary
Samuel R. Somerhalder	64	Executive Vice President - Operations and Administration
Stephen M. Kovzan	37	Vice President - Financial Operations and Chief Accounting
		Officer

     Harry H. Herington became the Company's Chief Operating Officer in May 2002. In addition, he served as the Company's Executive Vice President--Portal Operations from January 1999 through April 2002. He served as one of the Company's directors from May 1998 to February 1999. He also serves as President of NICUSA, Inc. From September 1995 to September 1996, Mr. Herington served as the Vice President of Kansas Information Consortium, the NIC subsidiary responsible for Kansas' eGovernment services portal. Prior to joining the Company, Mr. Herington was the Associate General Counsel for the League of Kansas Municipalities from August 1992 to September 1995. Mr. Herington served as a director of E-Filing.com, Inc., a provider of online filing applications for legal services in which NIC Inc. previously owned a minority equity interest, until August 2003. Mr. Herington holds a B.A. degree from Wichita State University in Kansas and a J.D. degree from the University of Kansas School of Law.

     Eric J. Bur became the Company's Chief Financial Officer in April 2001. Prior to joining the Company, Mr. Bur was the Senior Vice President of Finance for American Century Investments, Kansas City, Missouri, from 1995 through 2000. From 1987 through 1995, he was a senior manager for Ernst & Young, LLP, and from 1984 through 1987, a senior accountant with KPMG Peat Marwick. Mr. Bur received a B.S. degree in business and accounting from the University of Kansas in 1984, and is a Certified Public Accountant.

     William F. Bradley, Jr. has served as the Company's Secretary since May 1998, General Counsel since July 1998 and Executive Vice President--Strategy, Policy and Legal since January 1999. In addition, Mr. Bradley served as a director from May 1998 to February 1999. From January 1995 to the present, he has served in various executive capacities with the Company's subsidiaries. From July 1989 to December 1994, Mr. Bradley was an associate and later a partner at Hinkle, Eberhart & Elkouri, LLC, a law firm in Kansas. Mr. Bradley served as a director of E-Filing.com, Inc., a provider of online filing applications for legal services in which NIC Inc. previously owned a minority equity interest, until June 2004. Mr. Bradley holds a B.A. degree in English from the University of Kansas, and a J.D. degree from the University of Kansas School of Law.

     Samuel R. Somerhalder has served as the Company's Executive Vice President--Operations and Administration since January 1999. From May 1998 to November 1998, Mr. Somerhalder served as one of the Company's directors. Prior to that, he served as President, Chief Executive Officer and a director of Nebraska Interactive, the NIC subsidiary responsible for Nebraska's eGovernment services portal, from May 1995 until August 1999. From November 1994 to April 1996, he also served as Secretary of Nebraska Interactive. Prior to joining the Company, Mr. Somerhalder was the Senior Vice President of Marketing for First Commerce Technologies, Inc., an information technology company, from October 1991 to January 1995. Mr. Somerhalder holds a B.S. degree in business administration from Kansas State University.

     Stephen M. Kovzan has served as the Company's Vice President of Financial Operations and Chief Accounting Officer since September 2000. Mr. Kovzan joined the Company in October 1999 and served as the Company's Controller until September 2000. Prior to joining the Company, Mr. Kovzan served as a business assurance manager with PricewaterhouseCoopers LLP. Mr. Kovzan is a Certified Public Accountant and holds a B.S. in business administration from the University of Tulsa and an M.S. in business from the University of Kansas.

FAMILY RELATIONSHIPS

     There are no family relationships among any of the Company's directors or executive officers other than between Mr. Fraser and Mr. Somerhalder, who are brothers-in-law.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth summary information as to compensation received by the Company's Chief Executive Officer and each of the four other most highly compensated persons whose total salary, bonus and other compensation exceeded $100,000 (collectively, the "named executive officers") during fiscal 2005. In accordance with the rules of the SEC, the compensation described in this table does not include perquisites and other personal benefits received by the executive officers named in the table below which do not exceed the lesser of $50,000 or 10% of the total salary and bonus reported for these officers.

							Long-Term
							Compensation Awards
							Restricted	Securities
		Annual Compensation					Stock	Underlying	All Other
	Year	Salary	Bonus		Other		Awards	Options (#)	Compensation(1)
Jeffery S. Fraser	2005	$5,500	—		—		—	10,000	$ 14,415
President and Chief	2004	5,500	—		—		—	25,000	13,809
Executive Officer	2003	1	—		—		—	247,043	11,970
Harry H. Herington	2005	300,000	$ 78,645	(4)	$ 351,593	(2)	—	—	17,585
Chief Operating Officer	2004	251,175	44,000	(3)	18,363	(2)	—	—	16,943
	2003	193,000	—		—		—	150,000	14,970
Eric J. Bur	2005	217,767	71,155	(4)	716,479	(2)	—	—	11,625
Chief Financial Officer	2004	198,867	50,750	(3)	79,100	(2)	—	—	11,079
	2003	176,875	7,000		—		—	100,000	11,558
William F. Bradley, Jr.	2005	205,983	69,283	(4)	461,489	(2)	—	—	11,625
Executive Vice	2004	193,633	37,500	(3)	19,507	(2)	—	—	11,079
President—Strategy,	2003	167,500	—		—		—	75,000	9,658
Policy and Legal
General Counsel and
Secretary
Samuel R. Somerhalder	2005	202,417	65,538	(4)	351,593	(2)	—	—	13,095
Executive Vice	2004	186,167	37,500	(3)	18,363	(2)	—	—	12,036
President—Operations	2003	162,500	—		—		—	50,000	10,552
and Administration
____________________

(1)	For 401(k) matching funds and/or health insurance.

(2)	Consists of the dollar value of the difference between the price paid to exercise non-qualified stock options and the fair market value of the Common Stock of the Company on the date of exercise.

(3)	Consists of bonus earned for performance in 2003 but paid in 2004.

(4)	Consists of bonus earned for performance in 2004 but paid in 2005.

OPTION GRANTS

     The following table sets forth information concerning stock option grants to the named executive officers during the fiscal year ended December 31, 2005.

Option/SAR Grants Fiscal 2005

Individual Grants
		Percent of			Potential Realizable Value
	Number of	Total Options			at Assumed Annual Rates
	Securities	Granted to	Exercise or		of Stock Price Appreciation
	Underlying	Employees in	Base Price	Expiration	for Option Term
	Options	Fiscal Year	($/Sh)	Date	5%($)	10%($)
Jeffery S. Fraser	10,000	5.7%	$ 6.16	11-8-2010	$ 17,019	$ 37,607

AGGREGATED OPTION EXERCISES IN FISCAL 2005 AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information concerning stock option exercises by the named executive officers and the value of unexercised options at December 31, 2005.

Aggregated Option Exercises in Fiscal 2005
and Year-End Option Values

			Number of Securities
	Shares		Underlying		Value of Unexercised
	Acquired		Unexercised Options		In-the-Money Options
	on	Value	at Fiscal Year-end		at Fiscal Year-end($)(2)
Name	Exercise	Realized($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Jeffery S. Fraser	—	—	178,293	103,750	$500,647	$249,188
Harry H. Herington	151,940	$351,593	75,000	75,000	234,000	234,000
Eric J. Bur	296,492	716,479	185,000	50,000	196,600	156,000
William F. Bradley, Jr.	188,870	461,489	—	37,500	—	117,000
Samuel R. Somerhalder	151,940	351,593	25,000	25,000	78,000	78,000
__________________

(1)	Market value of the underlying shares on the dates of exercise less the option exercise price.

(2)

Market value of shares covered by in-the-money options on December 31, 2005, less the option exercise price. Options are in the money if the market value of the shares covered thereby is greater than the option exercise price. At December 30, 2005, the last trading day of the Company's fiscal year, the closing sales price for the Company's shares was $6.16.

EMPLOYMENT AGREEMENTS

Jeffery S. Fraser

     On July 24, 1998, Jeffery S. Fraser entered into an employment agreement with the Company. Mr. Fraser currently serves as the Company's Chairman, President and Chief Executive Officer. The employment agreement provides Mr. Fraser with an annual base salary of $249,000; however, effective January 1, 2000, Mr. Fraser reduced his salary to $1.00 per year. The Compensation Committee of the Company set Mr. Fraser's base compensation for the 2004 fiscal year at $5,500, and his annual compensation is currently $5,500. Should the Company terminate Mr. Fraser's employment without cause on or after July 1, 2001, Mr. Fraser will not be entitled to severance pay, except as provided in the Company's severance benefit plan, if any, in effect on the termination date. Cause is defined in the agreement as: (a) indictment or conviction for any felony or crime involving dishonesty; (b) willful participation in any fraud against the Company; (c) willful breach of Mr. Fraser's duties to the Company; (d) intentional damage to any of the Company's property; or (e) conduct by Mr. Fraser which the Company's Board of Directors determines to be inappropriate for his position.

     Should the Company terminate Mr. Fraser's employment for cause, it must pay Mr. Fraser all compensation due on the date of termination.

     Under the terms of his agreement, Mr. Fraser may terminate his employment with the Company in writing at any time for any reason. In connection with his employment agreement, Mr. Fraser entered into a proprietary information and inventions agreement and a non-competition agreement. Should Mr. Fraser's employment with the Company terminate for any reason, the agreements provide collectively that Mr. Fraser: (a) will not use any of the Company's proprietary information without the Company's prior written consent; (b) will not use any confidential information to compete against the Company or any of the Company's employees; and (c) will not, for three years following termination, solicit any of the Company's employees or customers.

Harry H. Herington

     On September 1, 2000, Harry H. Herington entered into an employment agreement with the Company. Mr. Herington currently serves as the Company's Chief Operating Officer. The employment agreement provided Mr. Herington with an annual base salary of $140,000. Mr. Herington's current annual salary is $300,000. Should the Company terminate Mr. Herington's employment without cause, Mr. Herington will not be entitled to severance pay, except as provided in the Company's severance benefit plan, if any, in effect on the termination date.

     Should the Company terminate Mr. Herington's employment for cause, it must pay Mr. Herington all compensation due on the date of termination.

     In the event Mr. Herington's employment is terminated without cause in connection with or in contemplation of a "change in control" of the Company, or if Mr. Herington voluntarily terminates his employment within six (6) months of a change of control, Mr. Herington is entitled to receive a severance payment equal to the product of the number of full years Mr. Herington was employed with the Company times the sum of (a) one month's salary and (b) one-twelfth times the annual bonus earned by Mr. Herington for the last complete calendar year or year of employment, whichever is greater. The amount of any severance payment to Mr. Herington may be reduced (but not below zero) if such payment is determined by the Company's certified public accountants to be nondeductible by the Company for federal income tax purposes because of Section 280G of the Internal Revenue Code, in which case, the amount payable to Mr. Herington shall be the maximum amount payable without causing such payment to be nondeductible by the Company. In addition, all stock options held by Mr. Herington shall vest upon a change of control.

     A change of control shall be deemed to have occurred if any person (other than a trustee or a fiduciary holding securities under the Company's employee benefit plan) who is not a beneficial owner (as that term is defined in Rule 13d-3 under the Securities Exchange Act) of 5% or more of the Company's Common Stock as of the date of Mr. Herington's employment agreement becomes the beneficial owner of 40% or more of the Company's Common Stock, or the shareholders approve a merger or consolidation of the Company with another company, other than a merger or consolidation in which the shareholders of the Company own 50% or more of the voting stock of the surviving corporation, the sale of all or substantially all of the assets of the Company or the liquidation or dissolution of the Company.

     Under the terms of his agreement, Mr. Herington may terminate his employment with the Company in writing at any time for any reason. In connection with his employment agreement, Mr. Herington entered into a proprietary information and inventions agreement and a non-competition agreement. Should Mr. Herington's employment with the Company terminate for any reason, the agreements provide collectively that Mr. Herington: (a) will not use any of the Company's proprietary information without the Company's prior written consent; (b) will not use any confidential information to compete against the Company or any of the Company's employees; and (c) will not, for three years following termination, solicit any of the Company's employees or customers.

Eric J. Bur

     On April 1, 2001, Eric J. Bur entered into an employment agreement with the Company to become the Company's Chief Financial Officer. The employment agreement provided Mr. Bur with an annual base salary of $160,000. Mr. Bur's current annual salary is $225,000. Should the Company terminate Mr. Bur's employment without cause, as similarly defined in Mr. Fraser's employment agreement, Mr. Bur will not be entitled to severance pay, except as provided in the Company's severance benefit plan, if any, in effect on the termination date.

     Should the Company terminate Mr. Bur's employment for cause, it must pay Mr. Bur all compensation due on the date of termination.

     In the event Mr. Bur's employment is terminated without cause in connection with or in contemplation of a "change in control" of the Company, as similarly defined in Mr. Herington's employment agreement, or if Mr. Bur voluntarily terminates his employment within six (6) months of a change of control, Mr. Bur is entitled to receive a severance payment equal to the product of the number of full years Mr. Bur was employed with the Company times the sum of (a) one month's salary and (b) one-twelfth times the annual bonus earned by Mr. Bur for the last complete calendar year or year of employment, whichever is greater. The amount of any severance payment to Mr. Bur may be reduced (but not below zero) if such payment is determined by the Company's certified public accountants to be nondeductible by the Company for federal income tax purposes because of Section 280G of the Internal Revenue

Code, in which case, the amount payable to Mr. Bur shall be the maximum amount payable without causing such payment to be nondeductible by the Company. In addition, all stock options held by Mr. Bur shall vest upon a change of control.

     Under the terms of his agreement, Mr. Bur may terminate his employment with the Company in writing at any time for any reason. In connection with his employment agreement, Mr. Bur entered into a proprietary information and inventions agreement and a non-competition agreement. Should Mr. Bur's employment with the Company terminate for any reason, the agreements provide collectively that Mr. Bur: (a) will not use any of the Company's proprietary information without the Company's prior written consent; (b) will not use any confidential information to compete against the Company or any of the Company's employees; and (c) will not, for three years following termination, solicit any of the Company's employees or customers.

William F. Bradley, Jr.

     On September 1, 2000, William F. Bradley Jr., entered into an employment agreement with the Company. Mr. Bradley currently serves as the Company's Executive Vice President--Strategy, Policy and Legal, General Counsel and Secretary. The employment agreement provided Mr. Bradley with an annual base salary of $140,000. Mr. Bradley's current annual salary is $210,000. Should the Company terminate Mr. Bradley's employment without cause, Mr. Bradley will not be entitled to severance pay, except as provided in the Company's severance benefit plan, if any, in effect on the termination date.

     Should the Company terminate Mr. Bradley's employment for cause, it must pay Mr. Bradley all compensation due on the date of termination.

     In the event Mr. Bradley's employment is terminated without cause in connection with or in contemplation of a "change in control" of the Company, as similarly defined in Mr. Herington's employment agreement, or if Mr. Bradley voluntarily terminates his employment within six (6) months of a change of control, Mr. Bradley is entitled to receive a severance payment equal to the product of the number of full years Mr. Bradley was employed with the Company times the sum of (a) one month's salary and (b) one-twelfth times the annual bonus earned by Mr. Bradley for the last complete calendar year or year of employment, whichever is greater. The amount of any severance payment to Mr. Bradley may be reduced (but not below zero) if such payment is determined by the Company's certified public accountants to be nondeductible by the Company for federal income tax purposes because of Section 280G of the Internal Revenue Code, in which case, the amount payable to Mr. Bradley shall be the maximum amount payable without causing such payment to be nondeductible by the Company. In addition, all stock options held by Mr. Bradley shall vest upon a change of control.

     Under the terms of his agreement, Mr. Bradley may terminate his employment with the Company in writing at any time for any reason. In connection with his employment agreement, Mr. Bradley entered into a proprietary information and inventions agreement and a non-competition agreement. Should Mr. Bradley's employment with the Company terminate for any reason, the agreements provide collectively that Mr. Bradley: (a) will not use any of the Company's proprietary information without the Company's prior written consent; (b) will not use any confidential information to compete against the Company or any of the Company's employees; and (c) will not, for three years following termination, solicit any of the Company's employees or customers.

Samuel R. Somerhalder

     On September 1, 2000, Samuel R. Somerhalder entered into an employment agreement with the Company. Mr. Somerhalder currently serves as the Company's Executive Vice President--Operations and Administration. The employment agreement provided Mr. Somerhalder with an annual base salary of $140,000. Mr. Somerhalder's current annual salary is $210,000. Should the Company terminate Mr. Somerhalder's employment without cause, Mr. Somerhalder will not be entitled to severance pay, except as provided in the Company's severance benefit plan, if any, in effect on the termination date.

     Should the Company terminate Mr. Somerhalder's employment for cause, it must pay Mr. Somerhalder all compensation due on the date of termination.

     In the event Mr. Somerhalder's employment is terminated without cause in connection with or in contemplation of a "change in control" of the Company, as similarly defined in Mr. Herington's employment agreement, or if Mr. Somerhalder voluntarily terminates his employment within six (6) months of a change of control, Mr. Somerhalder is entitled to receive a severance payment equal to the product of the number of full years Mr. Somerhalder was employed with the Company times the sum of (a) one month's salary and (b) one-twelfth times the annual bonus earned by Mr. Somerhalder for the last complete calendar year or year of employment, whichever is greater. The amount of any severance payment to Mr. Somerhalder may be reduced (but not below zero) if such payment is determined by the Company's certified public accountants to be nondeductible by the Company for federal income tax purposes because of Section 280G of the Internal Revenue Code, in which case, the amount payable to Mr. Somerhalder shall be the maximum amount payable without causing such payment to be nondeductible by the Company. In addition, all stock options held by Mr. Somerhalder shall vest upon a change of control.

     Under the terms of his agreement, Mr. Somerhalder may terminate his employment with the Company in writing at any time for any reason. In connection with his employment agreement, Mr. Somerhalder entered into a proprietary information and inventions agreement and a non-competition agreement. Should Mr. Somerhalder's employment with the Company terminate for any reason, the agreements provide collectively that Mr. Somerhalder: (a) will not use any of the Company's proprietary information without the Company's prior written consent; (b) will not use any confidential information to compete against the Company or any of the Company's employees; and (c) will not, for three years following termination, solicit any of the Company's employees or customers.

Stephen M. Kovzan

     On September 1, 2000, Stephen M. Kovzan entered into an employment agreement with the Company. He currently serves as the Company's Vice President - Financial Operations and Chief Accounting Officer. This agreement provided Mr. Kovzan with an annual base salary of $95,000. Mr. Kovzan's current annual salary is $175,000. Should the Company terminate Mr. Kovzan's employment without cause, Mr. Kovzan will not be entitled to severance pay, except as provided in the Company's severance benefit plan, if any, in effect on the termination date.

     Should the Company terminate Mr. Kovzan's employment for cause, it must pay Mr. Kovzan all compensation due on the date of termination.

     In the event Mr. Kovzan's employment is terminated without cause in connection with or in contemplation of a "change in control" of the Company, as similarly defined in Mr. Herington's employment agreement, or if Mr. Kovzan voluntarily terminates his employment within six (6) months of a change of control, Mr. Kovzan is entitled to receive a severance payment equal to the product of the number of full years Mr. Kovzan was employed with the Company times the sum of (a) one month's salary and (b) one-twelfth times the annual bonus earned by Mr. Kovzan for the last complete calendar year or year of employment, whichever is greater. The amount of any severance payment to Mr. Kovzan may be reduced (but not below zero) if such payment is determined by the Company's certified public accountants to be nondeductible by the Company for federal income tax purposes because of Section 280G of the Internal Revenue Code, in which case, the amount payable to Mr. Kovzan shall be the maximum amount payable without causing such payment to be nondeductible by the Company. In addition, all stock options held by Mr. Kovzan shall vest upon a change of control.

     Under the terms of his agreement, Mr. Kovzan may terminate his employment with the Company in writing at any time for any reason. If Mr. Kovzan terminates his employment with the Company voluntarily, he will not be entitled to severance pay. In connection with his employment agreement, Mr. Kovzan entered into a proprietary information and inventions agreement and a non-competition agreement. Should Mr. Kovzan's employment with the Company terminate for any reason, the agreements provide collectively that Mr. Kovzan: (a) will not use any of the Company's proprietary information without the Company's prior written consent; (b) will not use any confidential information to compete against the Company or any of the Company's employees; and (c) will not, for three years following termination, solicit any of the Company's employees or customers.

BENEFIT PLANS

2004 Stock Option Plan

     The 1998 Stock Option Plan ("1998 Plan") was adopted and approved by the Company's Board of Directors and by the Company's shareholders in May 1998, at which time a total of 4,643,377 shares of Common Stock were reserved for issuance under this plan. In November 1998, the 1998 Plan was amended to reserve a total of 7,893,741 shares of Common Stock for issuance under this plan. In May 1999, the 1998 Plan was amended to reserve a total of 9,286,754 shares of Common Stock for issuance under this plan. On May 4, 2004, the 2004 Amended and Restated Stock Option Plan (the "2004 Plan") was adopted by the shareholders at the Annual Meeting. The 2004 Plan amended and restated the 1998 Plan. However, the number of shares reserved for issuance under the 2004 Plan did not change from the shares reserved for issuance under the 1998 Plan. Options granted under the 1998 Plan are subject to the terms of the 1998 Plan as it existed when the options were granted, and options granted under the 2004 Plan are subject to the terms of the 2004 Plan as it existed when the options were granted.

     At December 31, 2005, options to purchase 5,317,610 shares of Common Stock granted under the 1998 Plan and 2004 Plan had been exercised and options to purchase 2,150,125 shares of Common Stock were outstanding. The outstanding options were exercisable at a weighted average exercise price of $4.10 per share. Outstanding options to purchase an aggregate of 930,582 shares were held by employees who are not officers or directors of the Company.

     The 2004 Plan is proposed to be amended and restated. See the discussion of the "2006 Amended and Restated Stock Option and Incentive Plan Which Amends and Restates the 2004 Stock Option Plan (Proposal 2)" commencing on page 20 of this Proxy Statement.

SDR 1999 Stock Option Plan

     In connection with the Company's acquisition of SDR Technologies, Inc. in May 2000, the Company adopted the 1999 Stock Option Plan of SDR Technologies, Inc. (the "SDR Plan"). Options to purchase 229,965 shares were granted in connection with the acquisition of SDR. At December 31, 2005, options to purchase 170,693 shares of Common Stock granted under the SDR Plan had been exercised, options to purchase 29,677 shares of Common Stock were outstanding and options to purchase 27,196 shares had been canceled or expired. Options to purchase 2,399 shares of Common Stock remained available for grant. However, no options in addition to those granted at the close of the SDR transaction will be granted under this plan. The SDR Plan is administered by the Compensation Committee of the Board.

     Unless previously terminated by the Board of Directors, the plan will terminate at the close of business on December 31, 2009. Termination of the plan will not affect any option previously granted.

1999 Employee Stock Purchase Plan

     The 1999 Stock Purchase Plan was approved by the Board of Directors and the Company's shareholders in May 1999. The Company's stock purchase plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code in order to provide the Company's employees with an opportunity to purchase shares of the Company's stock through payroll deductions. An aggregate of 2,321,688 shares of Common Stock has been reserved for issuance and are available for purchase under the stock purchase plan, subject to adjustment in the event of a stock split, stock dividend or other similar change in the Company's Common Stock or its capital structure. At December 31, 2005, 191,591 shares of Common Stock had been purchased by employees under the 1999 plan.

     All employees of the Company and of its affiliates who have been employed for a continuous period, as determined by the Board or committee administering the stock purchase plan, but which will not exceed two years preceding the offering are eligible to participate in the Company's stock purchase plan, provided that no employee of the Company or of its affiliates whose customary employment is for less than five months in any calendar year and less than 20 hours per week are eligible to participate in the Company's stock purchase plan. Non-employee directors, consultants, and employees subject to the rules or laws of a foreign jurisdiction that prohibit or make impractical their participation in a stock purchase plan are not eligible to participate in the Company's stock purchase plan.

     The Company's Stock Purchase Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the complete authority to make awards and will designate offering periods not to exceed 27 months. The Compensation Committee will establish one or more purchase dates during an offering period during which stock purchase rights may be exercised and Common Stock may be purchased.

     In the event the Company dissolves, liquidates, merges or consolidates through a merger in which the Company is not the surviving corporation, effectuate a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding prior to the merger are converted into other property, whether in the form of securities, cash or otherwise, or are acquired by any person, entity or group, as defined by the Exchange Act or any successive provisions, holding at least 50% of the Company's combined voting power, then, the Board or committee administering the stock purchase plan may (a) allow the surviving or acquiring corporation to assume the outstanding rights or substitute similar rights for those participating under the stock purchase plan, (b) have the existing rights under the stock purchase plan remain in full force and effect or (c) allow those participating under the stock purchase plan to use their accumulated payroll deductions to purchase the Company's Common Stock immediately prior to the transactions described above, provided that their rights under the ongoing offering period will be terminated.

     A participating employee is granted a purchase right by which shares of the Company's Common Stock may be purchased during any offering period at the lesser of (a) 85% of the fair market value of the Company's Common Stock on the date of the commencement of the offer period or (b) 85% of the fair market value of the Company's Common Stock on the purchase date. The participant's purchase right is exercised in this manner on each exercise date arising in the offer period unless, on any purchase date, the fair market value of the Company's Common Stock is lower than the fair market value of the Company's Common Stock on the first day of the offering period. If so, the participant's participation in the original offering period is terminated, and the participant is automatically enrolled in the next offering period which will commence on the next day.

     Payroll deductions may range up to 15% of a participant's regular base pay, exclusive of bonuses, overtime, shift-premiums, commissions, reimbursements or other expense allowances. Participants may not make direct cash payments to their accounts. The Board or committee administering the stock purchase plan may establish the maximum number of the Company's shares of Common Stock that any employee may purchase under the stock purchase plan during an offering period. The Internal Revenue Code imposes additional limitations on the amount of Common Stock that may be purchased during any calendar year.

EQUITY COMPENSATION PLAN INFORMATION

     The following table summarizes the shares reserved for issuance under the Company's equity compensation plans as of December 31, 2005:

Plan category	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of shares available for future issuance under equity compensation plans
Equity compensation plans approved by
shareholders	2,150,125	$4.10	1,625,092
Equity compensation plans not approved by
shareholders(1)	29,677	$1.85	2,399
__________________

(1)

In connection with the Company's acquisition of SDR Technologies, Inc. in May 2000, the Company adopted the 1999 Stock Option Plan of SDR Technologies, Inc. (the "SDR Plan"). Options to purchase 229,965 shares were granted in connection with the acquisition of SDR. However, no options in addition to those granted at the close of the SDR transaction will be granted under this plan. The SDR Plan is administered by the Compensation Committee of the Company's Board of Directors.

PERFORMANCE GRAPH

     The performance graph compares the annual change in the Company's cumulative total Shareholder return on its Common Stock during a period commencing on December 31, 2000, and ending on December 31, 2005 (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment and (B) the difference between the Company's share price at the end and the beginning of the measurement period; by (ii) the share price at the beginning of the measurement period) with the cumulative total return of each of: (a) the Nasdaq Composite (U.S.) Index and (b) a Peer Group, assuming a $100 investment on December 31, 2000. It should be noted that the Company has not paid any dividends on its Common Stock, and no dividends are included in the presentation of the Company's performance. The stock price performance on the graph below is not necessarily indicative of future price performance.

Comparison of Cumulative Total Return Among
NIC Inc.,
Nasdaq Composite (U.S.) Index and a Peer Group

Total Return Analysis	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/31/2005
NIC Inc.	$100.00	$207.67	$92.08	$524.39	$331.74	$402.27
Peer Group	$100.00	$141.44	$96.84	$119.34	$85.35	$74.51
Nasdaq Composite	$100.00	$78.95	$54.06	$81.09	$88.06	$89.27

     The Peer Group consists of seven companies, each of whose business focus is similar to that of the Company. While not all of the companies provide services exclusively to governments, the services provided are similar to that provided by the Company. The members of the Peer Group are as follows: PEC Solutions, Inc. (PECS), Bearing Point, Inc. (BE) (formerly known as KPMG Consulting, Inc. (KCIN)), Accenture, Ltd. (ACN), International Business Machines Corp. (IBM), Maximus, Inc. (MMS), American Management Systems, Inc. (AMSY) and Official Payments Corporation (OPAY). Bearing Point, Inc. began trading publicly on February 8, 2001, and Accenture, Ltd. began trading publicly on July 18, 2001. Official Payments Corporation was included until May 31, 2002, when, as a result of the merger with Tier Technologies, it was no longer a member of the Peer Group. American Management Systems, Inc. was included until May 3, 2004, when, as a result of the merger with CGI Group, Inc., it was no longer a member of the Peer Group. PEC Solutions, Inc. was included until April 26, 2005, when, as a result of its merger with a subsidiary of Nortel Networks, Inc., it was no longer a member of the Peer Group.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee (the "Committee") is comprised solely of independent directors, and is responsible for the establishment and oversight of the Company's executive compensation program. It is the responsibility of the Committee to review, recommend and approve changes to the Company's compensation policies and benefits programs, to administer the Company's stock option plans, including approving stock option grants to executive officers, and to otherwise ensure that the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented. It reviews, recommends and approves the compensation of Mr. Fraser, the Chairman and Chief Executive Officer. The Compensation Committee also reviews and approves the compensation of the other executive officers of the Company.

     The goal of the Compensation Committee is to ensure that the Company employs qualified, experienced executives whose financial interests are aligned with those of the shareholders, and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company. The Committee considers general industry practice and other factors in structuring executive compensation. The principal components of the Company's executive compensation arrangements are base salary, cash bonus awards and stock options.

     Salaries at all employee levels are generally targeted at median market levels. In determining appropriate salary levels, the Committee considers the officer's impact level, scope of responsibility, prior experience, past accomplishments and data on prevailing compensation levels in relevant executive labor markets. The Committee reviews each senior executive officer's salary annually, and such salaries are adjusted periodically when the Committee believes that adjustment is required, taking into account competitive factors in the industry and locations of the Company's activities. Supplemental cash bonus awards may be made periodically to reflect superior performance by individual employees, in accordance with recommendations by senior management.

     Mr. Fraser became the Company's Chief Executive Officer in June 2002. At Mr. Fraser's request, Mr. Fraser's salary was $1 per year for 2002 and 2003, and his base compensation was $5,500 for 2004 and 2005. The Committee annually reviews the compensation of Mr. Fraser and will approve Mr. Fraser's 2006 salary, along with the salaries of the other executive officers of the Company, at the next Board of Directors meeting following the 2006 Annual Meeting of Shareholders on May 2, 2006. Mr. Fraser's base salary for fiscal 2005 provided Mr. Fraser with a total cash compensation opportunity significantly more conservative than chief executive officer positions of comparably sized companies.

     The Committee believes that equity-based incentive arrangements, such as employee stock options, are among the most effective means available to the Company of aligning the interests of employees with the objectives of shareholders generally, competing in today's environment in the technology sector, and of building their long term commitment to the Company. The Company emphasizes stock option awards as an essential element of the remuneration package available to its executives and employees, and believes that the practice of granting stock options is critical to retaining and recruiting talented executive personnel. Stock options typically vest in annual increments over periods of up to four years to encourage long-term commitment to the Company by the grantees. In determining the number of shares and/or share options to be given to each executive, the Committee considers the officer's responsibilities, the expected future contribution of the officer to the Company's performance, the officer's base salary and any incentive/performance-based cash bonus awards.

     The Committee believes the Company's stock option plans have been effective in attracting, retaining and motivating executives and employees of the Company and are an important component of the overall compensation program. However, the Committee is considering other equity-based compensation arrangements, including restricted stock and various other performance-based awards. The Committee will monitor the Company's compensation program in order to maintain a proper balance between cash compensation and equity-based incentives, and may consider revisions in the future, although it is expected that equity-based compensation will remain one of the principal components of compensation.

The Compensation Committee

ART N. BURTSCHER (Chairperson)
JOHN L. BUNCE, JR.
DANIEL J. EVANS
PETE WILSON

REPORT OF THE AUDIT COMMITTEE

     The purpose of the Audit Committee (the "Committee") is to assist the Board of Directors in its oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent registered public accountants' qualifications and independence, and (iv) the performance of the independent registered public accountants; and to prepare this report. The Board of Directors, in its business judgment, has determined that all members of the Committee are "independent," as required by applicable listing standards of the Nasdaq Stock Market, Inc., Sarbanes-Oxley and the rules promulgated thereunder.

     The Committee operates pursuant to a Charter that was last amended and restated by the Board on March 4, 2004. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements and for the effectiveness of internal control over financial reporting. Management is responsible for maintaining the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accountants are responsible for auditing the Company's financial statements, expressing an opinion as to their conformity with generally accepted accounting principles in the United States of America, annually auditing management's assessment of the effectiveness of internal control over financial reporting, and annually auditing the effectiveness of internal control over financial reporting.

     In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent registered public accountants. The Committee has also discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent registered public accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent registered public accountants the public accountants' independence.

     The members of the Audit Committee are not full-time employees of the Company and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Committee necessarily rely on the information provided to them by management and the independent registered public accountants.

     Based upon the reports and discussions described in this report, and subject to the limitations on the roles and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, to be filed with the Securities and Exchange Commission.

The Audit Committee

ART N. BURTSCHER (Chairperson)
JOHN L. BUNCE, JR.
DANIEL J. EVANS
PETE WILSON

     The information contained in the (i) Report of the Compensation Committee, (ii) Report of the Audit Committee and (iii) Performance Graph shall not be deemed to be "soliciting material" or deemed to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act, as amended, except to the extent that the Company specifically incorporated it by reference in such filing.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and shareholders who own more than 10% of the Company's Common Stock, to report their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission (the "SEC") and Nasdaq. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all such forms that they file.

     Based solely on review of the copies of such reports furnished to the Company, the Company believes that all required filings in 2005 were made in a timely fashion, except that each of Messrs. Bunce, Burtscher, Evans, Fraser, Hartley and Wilson inadvertently failed to timely report a stock option grant on November 8, 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 2005, the Company rented aircraft on an hourly basis from JH Jet L.L.C., a Wyoming limited liability company, in which each of Messrs. Fraser and Hartley have an approximate 50% interest, at costs that the Company believes are reasonable compared to similar services provided by unaffiliated third parties. The Company paid approximately $114,000 in rentals to this company during 2005. The Audit Committee has reviewed and approved the Company's rental of aircraft from JH Jet L.L.C.

     The Company has entered into indemnification agreements with each of the Company's directors and officers. These indemnification agreements will require the Company to indemnify these individuals to the fullest extent permitted by Colorado law. The Company has also entered into various employment agreements with the Company's officers. See "Executive Compensation--Employment Agreements" for a more detailed description.

ELECTION OF DIRECTORS
(PROPOSAL 1)

     The Board of Directors currently consists of six directors. There is one vacancy on the Board. If any of the nominees becomes unable to serve for any reason, or for good cause will not serve, which is not anticipated, the Board of Directors may, unless the Board by resolution provides for a lesser number of directors, designate substitute nominees. If that occurs, the persons named in the enclosed proxy will vote proxies that would otherwise be voted for all named nominees for the election of the substitute nominee or nominees.

     Brief biographies of each of the director nominees are included beginning on page 4 of this Proxy Statement.

     The six nominees receiving the most votes for their election will be elected directors. Abstentions and broker non-votes have no effect on the election of directors. Shareholders do not have the right to cumulate their votes for directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS CONCERNING THE ELECTION OF DIRECTORS

     The Board of Directors of the Company recommends a vote FOR Jeffery S. Fraser, John L. Bunce, Jr., Art N. Burtscher, Daniel J. Evans, Ross C. Hartley and Pete Wilson to hold office until the 2007 Annual Meeting of Shareholders and until their successors are elected and qualified. Proxies received by the Board of Directors will be voted FOR all of the nominees unless shareholders specify a contrary choice in their proxy.

2006 AMENDED AND RESTATED STOCK OPTION AND INCENTIVE PLAN
WHICH AMENDS AND RESTATES THE 2004 STOCK OPTION PLAN
(PROPOSAL 2)

     On January 19, 2006, the Board of Directors approved a 2006 Amended and Restated Stock Option and Incentive Plan (the "2006 Plan"), and recommended that it be submitted to the Company's shareholders for approval at the Annual Meeting. If approved, the 2006 Plan will become effective as of the date of the Annual Meeting. The 2006 Plan adds restricted stock awards to the types of awards that may be made pursuant to the 2004 Plan. Under the current 2004 Plan, which was approved by the shareholders at the Company's 2004 Annual Meeting, grants of restricted stock are not permissible. The Company's current directors and executive officers are eligible to receive, and have received, stock option grants under the 2004 Plan. If elected, the nominees for director disclosed in this Proxy Statement will be eligible to receive grants of stock options and restricted stock, if the 2006 Plan is approved by the shareholders.

     The summary of the 2006 Plan set forth below is qualified in its entirety by reference to the text of the 2006 Plan, a copy of which is attached as Appendix A to this Proxy Statement. Shareholders are urged to read the 2006 Plan in its entirety.

SUMMARY OF THE 2006 PLAN

     The 2004 Plan provided for grants of stock options, but did not provide for grants, or awards, of restricted stock. The primary purpose of the 2006 Plan is to provide for awards of restricted stock in addition to stock options. The terms of the 2006 Plan provide the Board flexibility and discretion as to the terms of stock options and restricted stock awards, including the right to change the terms of outstanding individual awards without having to amend the 2006 Plan terms in a manner that requires shareholder approval. The following summarizes the material provisions of the 2006 Plan:

Purpose

     The purpose of the 2006 Plan is to provide a means by which employees, officers and directors of NIC, and any company affiliated with NIC, and any consultant to NIC or any of its affiliated companies may be given an opportunity to benefit from participation in the ownership of NIC Common Stock through the granting of stock options and restricted stock awards. Substantially all of the Company's employees are eligible to participate in the 2006 Plan.

Administration

     The 2006 Plan will be administered by the Board of Directors. The Board has the power, subject to the provisions of the 2006 Plan, to determine when and how each stock option and restricted stock award will be granted, the terms of each stock option and award, which need not be identical, including the number of shares underlying an option or an award and the vesting schedule of the option or award.

     The Board has the power to delegate administration of the 2006 Plan to a committee composed solely of outside directors. The Board is also authorized to delegate to an officer of the Company the authority to grant options or restricted stock awards to persons who are not officers or directors of NIC, or persons who are or expected to be subject to Internal Revenue Code Section 162(m), provided that each option grant is at fair market value on the grant date and is evidenced by an option agreement approved by the Board.

Stock Subject to 2006 Plan

     The number of shares reserved for issuance under the 2006 Plan will not change from the shares reserved for issuance under the 2004 Plan. There are 9,286,754 shares of Common Stock reserved for issuance under the 2006 Plan. At December 31, 2005, options to purchase 5,317,610 shares of Common Stock granted under the 1998 Plan and 2004 Plan had been exercised, options to purchase 2,150,125 shares of Common Stock were outstanding and 1,625,092 shares of Common Stock would be available for grant under the 2006 Plan. The number of shares available under the 2006 Plan will be subject to adjustment in the event of merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or otherwise. If any such event occurs, the 2006 Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the 2006 Plan, and the outstanding options and awards will be appropriately adjusted in the class(es), number of shares and price per share of stock subject to such outstanding stock options.

Eligibility

     Incentive stock options may be granted under the 2006 Plan only to NIC employees. Incentive stock options must also satisfy certain conditions and limitations established under the United States Internal Revenue Code. Non-qualified stock options and restricted stock awards may be granted to employees, directors and consultants.

     No person may be granted options covering more than 200,000 shares of Common Stock per calendar year. The purpose of this limitation is generally to permit NIC to continue to be able to deduct for tax purposes the compensation attributable to the exercise of options granted under the 2006 Plan.

Terms of Options

     The following is a description of the permissible terms of stock options under the 2006 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price/Payment

     The exercise price for each incentive stock option shall not be less than 100% of the fair market value of NIC's Common Stock on the date of the option grant. The exercise price of each non-qualified stock option shall be the price determined by the Board. The exercise price of options granted under the 2006 Plan must be paid either: (1) in cash at the time the option is exercised; or (2) at the discretion of the Board at the time of the grant of the option: (i) by delivery of other shares of NIC Common Stock; (ii) by written direction to an authorized broker to sell the shares of Common Stock purchased upon exercise of the option, and payment of the appropriate portion of the proceeds thereof to the Company; (iii) pursuant to a deferred payment or other arrangement with the optionee; or (iv) any combination of the above.

Exercise/Vesting

     Options granted under the 2006 Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares of stock covered by currently outstanding options typically vest as to 25% of the shares on the one-year anniversary of the date of grant, and 25% on the second, third and fourth anniversary of the date of grant. Shares covered by options granted in the future under the 2006 Plan may be subject to different vesting terms. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned and unencumbered NIC Common Stock, or by a combination of these means.

Term

     In general, an option will terminate on the date that is three months after the termination of the optionee's relationship with NIC as an employee, director or consultant, as applicable. Special rules apply in the case of such a termination due to death or disability. In all events, an option will terminate if still outstanding on the 10-year anniversary of the date of grant.

Restrictions on Transfer

     Except as otherwise provided in the applicable stock option agreement or the 2006 Plan, no stock option may be transferred by the optionee other than by will or the laws of descent or distribution.

Acceleration of Exercisability and Vesting

     The Board has the power to accelerate the time at which a stock option may first be exercised.

Terms of Restricted Stock Awards

     A restricted stock award is an award of shares of NIC Common Stock granted for no or nominal consideration subject to the terms and conditions that the Board, in its sole discretion, shall determine at the time the award is made. The Board may also impose other restrictions, including limitations on the right to vote or the right to receive dividends.

     All awards of restricted stock will be subject to a "substantial risk of forfeiture" as defined by Section 409A-1(d) of the Internal Revenue Code (the "Code"). Unless otherwise determined or waived by the Board, upon termination of employment during the applicable restriction period, restricted stock that is at that time subject to restrictions shall be forfeited. At its discretion, NIC may retain physical possession of the certificate evidencing the restricted stock award until all restrictions have lapsed.

Duration, Amendment and Termination

     The Board may suspend or terminate the 2006 Plan at any time. Unless terminated earlier, the 2006 Plan shall terminate on December 31, 2013.

     The Board may amend the 2006 Plan at any time or from time to time; however, no amendment shall be effective unless approved by the shareholders of NIC within 12 months before or after the adoption of the amendment, where the amendment will (1) increase the number of shares reserved for options under the plan; (2) modify certain requirements as to eligibility for participation in the 2006 Plan; or (3) certain other amendments as described in Section 12 of the 2006 Plan.

     The Board may amend the terms of any stock option or restricted stock award without approval of the Company's shareholders even, for example, in the case of amendments: (1) to extend the exercise period of an option granted under the 2006 Plan; (2) to accelerate the time at which a stock option may first be exercised or the time during which a stock option, or any part thereof, will vest; or (3) waive in whole or in part restrictions or forfeiture conditions relating to restricted stock.

CERTAIN FEDERAL INCOME TAX INFORMATION

     The Federal income tax discussion set forth below is merely a general description of the tax rules and regulations governing grants of options and restricted stock. State and local income tax consequences are not discussed and may vary from locality to locality. If you have additional questions about these rules or how they relate to your personal situation, please consult your tax advisor.

Incentive Stock Options

     Incentive stock options granted under the 2006 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Internal Revenue Code.

     Generally, there are no federal income tax consequences to the optionee or NIC by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may cause an optionee to be subject to, or result in an increase in, liability for alternative minimum tax.

     If an optionee holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted, and more than one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of: (1) the excess of the stock's fair market value on the date of exercise over the exercise price; or (2) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term if the optionee has held the stock more than 12 months. Otherwise the capital gain or loss will be short-term. To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company generally will be entitled, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and certain other requirements, to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Non-qualified Stock Options

     Non-qualified stock options granted under the 2006 Plan generally have the following federal income tax consequences. Except as provided below, there are no tax consequences to the participant by reason of the grant of such a stock option. Upon exercise of the stock option, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the exercise price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse, unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold income and employment taxes based on the ordinary income recognized. Generally, the Company will be entitled, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and certain other requirements, to a business expense deduction equal to the taxable ordinary income realized by the participant. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, plus any amount recognized as ordinary income upon acquisition, or vesting, of the stock. Such capital gain or loss will be long-term or short-term, depending on whether the stock was held for more than one year.

     The American Jobs Creation Act of 2004, enacted on October 22, 2004, amended the Code to make significant changes to the Federal income tax rules governing non-qualified deferred compensation plans. The Act added new Section 409A to the Code ("Section 409A") which applies to compensation vested or deferred after December 31, 2004. Generally speaking, an amount is "vested" on the date that the optionee's right to receive the amount is no longer conditioned on the optionee's performance of substantial future services, and "deferred compensation" is compensation earned currently, the payment of which is deferred to a later taxable year. Although final IRA regulations regarding Section 409A are not yet available, Section 409A may apply to non-qualified stock options and restricted stock awards under the 2006 Plan.

Deductibility of Executive Compensation

     Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to stock options under the 2006 Plan, when combined with all other types of compensation received by a covered employee from NIC, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with United States Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options will qualify as performance-based compensation, provided that: (1) the stock option plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specified period; (2) the per-employee limitation is approved by the shareholders; (3) the award is granted by a compensation committee comprised solely of two or more "outside directors"; and (4) the exercise price of the option is not less than the fair market value of the stock on the date of grant.

     The 2006 Plan is intended to permit option grants to a covered employee that qualify as performance-based compensation exempt from the $1 million deduction limitation.

Restricted Stock Awards

     Under Section 83(a) of the Code, shares of stock granted to a person in connection with their performance of services to the issuer but subject to a "substantial risk of forfeiture" are not subject to income taxation until the risk of forfeiture lapses. Under the regulations promulgated by the Department of the Treasury under Section 83(a), stock is subject to a "substantial risk of forfeiture" if a recipient's continued rights in the shares are conditioned on the future performance of substantial services to the issuer or the completion of any other condition related to the purpose for the initial grant of shares, and if there is a substantial possibility that the conditions will not be satisfied. The award shares will generally be subject to a "substantial risk of forfeiture" while they are unvested.

     Ordinarily, a recipient of unvested restricted stock will not pay income tax on the value of the shares until the shares become vested. The recipient will then have a basis in the shares equal to the value of the shares on the day they vest and are taxed. When the recipient subsequently sells the shares, any gain or loss will be treated as a capital gain or loss.

     Any person who receives unvested shares of stock in connection with services performed for the issuer may make an irrevocable election under Section 83(b) of the Code to be taxed on the value of the shares in the year in which the shares are received rather than when the shares vest. Awards under the 2006 Plan are intended to qualify for Section 83(b) treatment. A participant under the 2006 Plan must make an election to be taxed at the time of the award within 30 days of the date of the award, and will pay ordinary income tax on the value of the shares when they are received. A participant who makes this "83(b) election" will take a basis in the stock equal to the value of the award shares when they are issued. If the award shares vest and the participant sells the shares, any gain or loss on the transaction will be a capital gain or loss. However, if the recipient forfeits the award shares, he or she may not claim a loss, even though he or she paid taxes on the shares when they were received.

     When the value of the award shares is taxed, the shares will be treated as salary if the recipient is an employee of NIC and otherwise will be treated as shares received in exchange for services. NIC may withhold taxes from the recipient at the time the restricted stock award shares are taxed.

Other Tax Consequences

     State tax consequences may in some cases differ from those described above. Awards under the 2006 Plan may in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

RECOMMENDATION OF THE BOARD OF DIRECTORS CONCERNING THE 2006 AMENDED AND RESTATED STOCK OPTION AND INCENTIVE PLAN

     The Board of Directors of the Company recommends a vote FOR approval of the 2006 Amended and Restated Stock Option and Incentive Plan. The affirmative vote of the holders of a majority of the shares present, in person or represented by proxy and entitled to vote at the Annual Meeting, will be required to approve the 2006 Plan. Proxies received by the Board of Directors will be voted FOR approval of the 2006 Plan unless shareholders specify a contrary choice in their proxy. Should the shareholders fail to approve the 2006 Plan, the 2004 Plan will remain in effect.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
(PROPOSAL 3)

     The Audit Committee has recommended to the Board that PricewaterhouseCoopers LLP, independent registered public accountants, be appointed to audit the consolidated financial statements of the Company, management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting for the fiscal year ending December 31, 2006. The Board proposes that the shareholders ratify this appointment. PricewaterhouseCoopers LLP audited the Company's consolidated financial statements, management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting for the fiscal year ended December 31, 2005. The Company expects that representatives of PricewaterhouseCoopers LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     In the event that ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider the appointment.

     The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the appointment of the independent registered public accountants.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FEES

     The aggregate fees incurred by the Company, including its wholly owned subsidiaries, for professional services provided by PricewaterhouseCoopers LLP during the fiscal years ended December 31, 2005 and 2004, are set forth below:

	2005	2004
Audit fees	$448,000	$429,000
Audit-related fees	91,000	79,000
Tax fees	99,000	127,000
Other fees	—	—
Total fees	$638,000	$635,000

AUDIT FEES

     Audit fees, including those for statutory audits, consist of fees billed for the audits of the Company's consolidated financial statements, management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting included in the Company's Annual Report on Form 10-K and reviews of the Company's consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q.

AUDIT-RELATED FEES

     Audit-related fees consist of fees billed for the audits of financial statements for certain subsidiaries of the Company, audits of benefit plan financial statements and related Form 11-K audits. Audit-related fees also consist of fees billed for consultation concerning accounting standards, reporting standards and internal controls.

TAX FEES

     Tax fees consist of fees billed for tax compliance and tax advice.

PRE-APPROVAL POLICIES AND PROCEDURES

     The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accountants to the Company and its subsidiaries, subject to the exceptions for non-audit services described in the Securities Exchange Act of 1934 and the rules and regulations adopted thereunder. The Audit Committee has adopted policies and procedures for the pre-approval of fees and services provided by the independent registered public accountants. Additionally, each permissible non-audit service entered into since May 6, 2003, has been reviewed and approved by the Audit Committee.

RECOMMENDATION OF THE BOARD OF DIRECTORS CONCERNING THE RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     The Board of Directors of the Company recommends a vote FOR the ratification of the appointment of the independent registered public accountants. Proxies solicited by the Board will be voted in favor thereof unless a shareholder has indicated otherwise on the proxy.

OTHER MATTERS

     The Board of Directors knows of no other business which will be presented at the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

CONTACT THE BOARD

     Shareholders may at any time contact the Board of Directors by sending an email to board@nicusa.com or by writing to the Board of Directors at the corporate offices of the Company. All communications required by law or regulation to be relayed to the Board will be promptly delivered to the Board. NIC's Director of Investor Relations monitors these email messages and facilitates an appropriate response. Shareholders are also encouraged to attend the Annual Meeting of Shareholders and ask questions of directors concerning NIC.

OTHER INFORMATION

NOMINATION OF DIRECTORS BY SHAREHOLDERS

     Section 3.14 of the Company's bylaws provides the procedures that must be followed in order for shareholders of record to nominate directors, as follows:

     Nominations of persons for election to the Board of Directors of the Company may be made at a meeting of shareholders by any shareholder of the Company who is a shareholder of record at the time of giving of notice provided for in this Section 3.14 of Article III, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in Section 3.14. Director nominations shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Company (i) with respect to an election to be held at the annual meeting of the shareholders of the Company, not later than 90 days prior to the anniversary date of the immediately preceding annual meeting of shareholders of the Company, and (ii) with respect to an election to be held at a special meeting of shareholders of the Company for the election of directors, not later than the closing of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs. The notice to the Secretary shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to the person that is required to be disclosed in solicitations for proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected); and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Company's books, of such shareholder, and (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the shareholder.

     In the event that a person is validly designated as nominee to the Board and thereafter becomes unable or unwilling to stand for election to the Board of Directors, the shareholder who proposed such nominee, as the case may be, may designate a substitute nominee.

SHAREHOLDER PROPOSALS

     To be considered for inclusion in the Company's proxy statement relating to the 2007 Annual Meeting of Shareholders, Shareholder proposals must be received no later than November 12, 2006. To be considered for presentation at the Annual Meeting, although not included in the proxy statement, proposals must be received no later than February 1, 2007, nor earlier than January 1, 2007. All shareholder proposals should be marked for the attention of Corporate Secretary, NIC Inc., 10540 South Ridgeview Road, Olathe, KS 66061.

     WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE ENCOURAGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

By order of the Board of Directors:

WILLIAM F. BRADLEY, JR.
Corporate Secretary

Olathe, Kansas
March 31, 2006

NIC INC. 2006 AMENDED AND RESTATED
STOCK OPTION AND INCENTIVE PLAN

Adopted by the Board: January 19, 2006

Adopted by the Stockholders: May ___, 2006

 ARTICLE I. PURPOSE.

A.

The purpose of the Plan is to provide a means by which selected Employees, Directors and Consultants of the Company, and its Affiliates, if any, may be given an opportunity to benefit from increases in value of the Common Stock of the Company through the grant of Options, Restricted Stock Awards or both.

B.

The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

C.

All Options granted under the Plan shall be separately designated as Incentive Stock Options or Non-Qualified Stock Options at the time of grant, and in such form as issued pursuant to Article VI, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option or granted pursuant to a Restricted Stock Award, which shall also be in such form as issued pursuant to Article VIII.

D.

The Plan is a 2006 amendment and restatement of the National Information Consortium, Inc. 1998 Stock Option Plan, as adopted effective May 5, 1998 and amended November 3, 1998 and May 4, 1999, revised as of August 31, 1999 and amended and restated as of May 4, 2004. Any option granted under the National Information Consortium, Inc. 1998 Stock Option Plan prior to the Plan’s effective date, as provided in Article XV, shall be subject to the terms of the National Information Consortium, Inc. 1998 Stock Option Plan as they existed immediately prior to that effective date.

ARTICLE II. DEFINITIONS.

     “Act” means the Securities Act of 1933, as amended.

     “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     “Award” means either an Option or a Restricted Stock Award.

     “Board” means the Board of Directors of the Company.

     “Code” means the Internal Revenue Code of 1986, as amended, and any Internal Revenue Code adopted in the future to replace the Internal Revenue Code of 1986.

     “Committee” means the Committee of Outside Directors appointed by the Board in accordance with subsection C of Article III to administer the Plan. For any purposes under this Plan, the Committee may be the Compensation Committee of the Company's Board.

     “Common Stock” means shares of the Company’s common stock, no par value.

     “Company” means NIC Inc., a Colorado corporation.

     “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services as an independent contractor and who is compensated for such services, provided that the term “Consultant” shall not include Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

     “Continuous Status as an Employee, Director or Consultant” means that the provision of services to the Company or an Affiliate in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Affiliate, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the person remains in the service of the Company, Affiliate or successor in any capacity of Employee, Director or Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave approved by the Company; provided, however, that any such authorized leave of absence shall be treated as Continuous Status as an Employee, Director or Consultant for the purposes of vesting only to the extent as may be provided in the Company’s leave policy. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. The Board, in its sole discretion, shall in all cases determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted or terminated.

     “Covered Employee” means any person who, on the last day of the taxable year, is the chief executive officer (or is acting in such capacity) or is among the four most highly compensated officers (other than the chief executive officer) of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     “Director” means a member of the Board or of the board of directors of an Affiliate.

     “Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company as determined under the rules contained in Code Section 3401. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient by itself to constitute “employment” by the Company.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     “Fair Market Value” means, as of any date, the value of the Common Stock of the Company determined as follows:

(i)

If the Common Stock is readily tradable on an established securities market, the fair market value of the Common Stock on the date of grant means the value determined based upon the last sale before or the first sale after the grant, the closing price on the trading day before or the trading day of the grant of the Award, or any other reasonable basis using actual transactions in the Common Stock as reported by such market and consistently applied.

(ii)

If the Common Stock is not readily tradable on an established securities market, the fair market value of the Common Stock on the date of grant means the value determined by a valuation of the Common Stock determined by an independent appraisal that meets the requirements of Section 401(a)(28)(C) of the Code and the regulations thereunder as of a date that is no more than 12 months before the relevant Option grant date.

     “Incentive Stock Option” means an Option intended to qualify as an incentive stock option (as set forth in the Option Agreement) and that qualifies as an Incentive Stock Option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option (as set forth in the Option Agreement) or that does not qualify as an Incentive Stock Option.

     “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     “Option” means a stock option granted pursuant to the Plan.

     “Option Agreement” means a written agreement between the Company and a Recipient evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     “Outside Director” means a Director who (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), (ii) is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan) during the taxable year, (iii) has not been an officer of the Company or an “affiliated corporation” at any time, (iv) is not currently receiving direct or indirect remuneration (including any payment in exchange for goods or services) from the Company or an “affiliated corporation” in any capacity other than as a Director, (v) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code, a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act and an "independent director" for purposes of Rule 4350 of the National Association of Securities Dealers, Inc.

     “Plan” means this NIC Inc. 2006 Amended and Restated Stock Option and Incentive Plan.

     “Purchase Price” is defined in Subsection C of Article VI.

     “Recipient” means an Employee, Director or Consultant, or their transferees, who holds an outstanding Option or Restricted Stock Award.

     “Restricted Stock” means Common Stock awarded to an Employee pursuant to Article VIII that is subject to certain restrictions and a substantial risk of forfeiture.

     “Restricted Stock Agreement” means a written agreement between the Company and a Recipient evidencing the terms, conditions and restrictions of an individual Restricted Stock Award. Each Restricted Stock Agreement shall be subject to the terms and conditions of the Plan.

     “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

ARTICLE III. ADMINISTRATION.

A.	The Plan shall be administered by the Board unless and until the Board delegates administration to the Committee, as provided in subsection C of this Article III.

B.	The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)

To determine, in its sole discretion, from time to time which of the persons eligible under the Plan shall be granted an Award; when and how each Award shall be granted; whether an Option granted will be an Incentive Stock Option or a Non-Qualified Stock Option, or a combination of the foregoing; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to an Award; the number of shares with respect to which an Award shall be granted to each such person; and all other terms, conditions and restrictions applicable to each such Award or shares acquired upon exercise of an Option not inconsistent with the terms of the Plan.

(ii)	To approve one or more forms of Option Agreement and Restricted Stock Agreement.

(iii)

To construe and interpret, in its sole discretion, the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv)	To amend, modify or otherwise change in any manner the Plan or an Award as provided in Article XIII and to suspend or terminate the Plan as provided in Article XIV.

(v)

Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

     All decisions, determinations and interpretations of the Board shall be final, binding and conclusive on any Recipient and any other person with an interest in the Plan or in an Award and on any Affiliate.

C.

The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) of its members, all of the members of which Committee shall be Outside Directors. The Committee may be the Board's Compensation Committee. Furthermore, notwithstanding anything in this Article III to the contrary, the Board shall delegate administration of the Plan to the Committee for any grant of an Award to an eligible person who is a Covered Employee or who is expected to be a Covered Employee at the time of recognition of income resulting from such Award with respect to either of whom the Company wishes to avoid the application of Section 162(m) of the Code.

     Notwithstanding anything in this Article III to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Awards to eligible persons who (i) are not then subject to Section 16 of the Exchange Act and (ii) are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, or (B) not persons with respect to whom the Company wishes to avoid the application of Section 162(m) of the Code.

     In the event that any administration of the Plan is delegated to the Committee under this Article III, the Committee shall have, during such delegation and in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and, upon abolition administration of the Plan shall revert automatically, without any further action on the Board's part, to the Board.

D.

Notwithstanding anything in this Article III to the contrary, at any time the Board may also delegate to any proper Officer the authority to grant Awards, without further approval of the Board, to eligible persons who (i) are not then subject to Section 16 of the Exchange Act and (ii) are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, or (B) not persons with respect to whom the Company wishes to avoid the application of Section 162(m) of the Code; provided, however, that (i) the exercise price per share of each Option Award shall be equal to the Fair Market Value of such stock at the date of grant, and (ii) each Option Award shall be subject to the terms and conditions of the standard form of Option Agreement approved by the Board and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Board.

E.

No member of the Board or of any committee constituted under this Article III or any Officer acting pursuant to this Article shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or any Award.

ARTICLE IV. SHARES SUBJECT TO THE PLAN.

A.

Subject to the provisions of Article XII relating to adjustments upon changes in stock, the amount of stock that may be issued pursuant to Awards shall not exceed in the aggregate nine million two hundred eighty-six thousand seven hundred fifty-four (9,286,754) shares of the Common Stock. If any Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares not acquired underlying such Award shall revert to and again become available for issuance under the Plan.

B.	The Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

ARTICLE V. ELIGIBILITY.

A.	Incentive Stock Options may be granted only to Employees. Non-Qualified Stock Options and Restricted Stock may be granted only to Employees, Directors or Consultants.

B.

No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of any of its Affiliates (a “Ten Percent Stockholder”), unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

C.

To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Recipient during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Stock Options.

D.

Subject to the provisions of Article XII relating to adjustments upon changes in stock, no person shall be eligible to be granted Awards covering more than two hundred thousand (200,000) shares of the Common Stock in any calendar year.

ARTICLE VI. TERMS OF OPTIONS.

     Each Option shall be evidenced by an Option Agreement in such form and shall contain such terms and conditions as the Board shall deem appropriate. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement or by communicating with the Company in such manner as the Company may authorize. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof or as specifically set forth in the Option Agreement or otherwise) the substance of each of the following provisions:

A.

Term. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted. However, in the case of an Incentive Stock Option granted to a Recipient who, at the time the Option is granted, is a Ten Percent Stockholder (as described in subsection B of Article V), the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

B.

Price. The exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Non-Qualified Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

C.

Consideration. The purchase price of stock acquired pursuant to an Option (the “Purchase Price”) shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or check at the time the Option is exercised, or (ii) as set forth in the Option Agreement (or in the case of a Non-Qualified Stock Option, as subsequently determined in the discretion of the Board or the Committee) (A) in shares of Common Stock duly endorsed over to the Company (which shares shall have been owned by the Option holder for at least six (6) months prior to such exercise and, for purposes of this paragraph, be valued at their Fair Market Value as of the business day immediately preceding the date of such exercise), (B) by written direction to an authorized broker to sell the shares of Common Stock purchased pursuant to such exercise immediately for the account of the Option holder and pay an appropriate portion of the proceeds thereof to the Company, (C) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the Recipient in any other form of legal consideration that may be acceptable to the Board, or (D) any combination of such methods of payment which together amount to the full exercise price of the shares purchased pursuant to the exercise of the Option. For purposes of this subsection C, the Purchase Price shall include the amount of the full exercise price of the Common Stock shares purchased pursuant to the exercise of the Option plus the minimum amount, if any, of any applicable taxes which the Company is required to withhold.

     In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement. No deferred payment arrangement shall be permitted if the exercise of an Option for such a deferred payment would be a violation of any law or cause the Plan to be deemed a "nonqualified deferred compensation plan", as defined in Section 409A of the Code.

D.

Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Recipient only by such Recipient or by his attorney-in-fact or conservator, unless such exercise by the attorney-in-fact or the conservator of the Recipient would disqualify the Incentive Stock Option as such. Unless the Board otherwise specifies, a Non-Qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Recipient only by such person or by his attorney-in-fact or conservator.

Notwithstanding the foregoing, the Recipient may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Recipient, shall thereafter be entitled to exercise the Option.

E.

Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. Unless otherwise specified in an Option Agreement, the shares of stock underlying an Option grant shall vest in four equal amounts: the first installment will be first exercisable on the six (6)-month anniversary of the option grant date and each succeeding installment will be first exercisable one (1) year from the date that the immediately preceding installment became exercisable. Any vesting schedule can be accelerated in the discretion of the Board, unless otherwise specified in the Option Agreement.

F.

Termination of Employment or Relationship as a Director or Consultant. In the event a Recipient’s Continuous Status as an Employee, Director or Consultant terminates (other than upon the Recipient’s death or disability), the Recipient may exercise his or her Option (to the extent that the Recipient was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Recipient’s Continuous Status as an Employee, Director or Consultant (or, such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Recipient is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Recipient does not exercise his or her Option within the time specified in the Option Agreement or in this Plan, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan. The above terms shall apply only if the specific Option grant is silent on the above issues; however, a specific Option grant may provide for different terms in the event a Recipient’s Continuous Status as an Employee, Director or Consultant terminates (other than upon the Recipient’s death or disability).

G.

Disability of Recipient. In the event a Recipient’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Recipient’s disability, as defined in Section 22(e)(3) of the Code, the Recipient may exercise his or her Option (to the extent that the Recipient was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or, such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination of Continuous Status, the Recipient is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Recipient does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan. The above terms shall apply only if the specific Option grant is silent on the above issues; however, a specific Option grant may provide for different terms in the event a Recipient’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Recipient’s disability.

H.

Death of Recipient. In the event of the death of a Recipient during, or within a period specified in the Option after the termination of, the Recipient’s Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Recipient was entitled to exercise the Option at the date of death) by the Recipient’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Recipient’s death pursuant to subsection D of Article VI, but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or, such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Recipient was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan. The above terms shall apply only if the specific Option grant is silent on the above issues; however, a specific Option grant may provide for different terms in the event a Recipient’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Recipient’s death.

I.

Responsibility for Option Exercise. A Recipient is responsible for taking any and all actions as may be required to exercise any Option in a timely manner, and for properly executing any documents as may be required for the exercise of an Option in accordance with such rules and procedures as may be established from time to time under the Plan. By signing or accepting an Option Agreement a Recipient (and any person to whom the Option under that Option Agreement is transferred) acknowledges that information regarding the procedures and requirements for the exercise of that Option is available upon such Recipient’s or person’s request to the Board. The Company shall have no duty or obligation to notify any Recipient of the expiration of any Option.

ARTICLE VII. REPRICING, CANCELLATION AND RE-GRANT OF OPTIONS.

     The Board or the Committee shall not effect at any time directly or indirectly the repricing of any outstanding Options, including without limitation a repricing by the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different amount of shares of stock. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Non-Qualified Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

ARTICLE VIII. RESTRICTED STOCK AWARDS

A.

The Board is authorized to make Awards of Restricted Stock to any Recipient selected by the Board in such amounts and subject to such terms and conditions as determined by the Board. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Agreement.

B.

Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Board may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Board determines at the time of the grant of the Award or thereafter.

C.

All Awards of Restricted Stock shall be subject to a "substantial risk of forfeiture" as defined by Section 409A-1(d) of the Code. Except as otherwise determined by the Board at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, the Board may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

D.

Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Board shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE IX. COVENANTS OF THE COMPANY.

     During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

ARTICLE X. USE OF PROCEEDS FROM EXERCISE OF OPTIONS.

     Proceeds from the exercise of Options shall constitute general funds of the Company.

ARTICLE XI. MISCELLANEOUS.

A.

Neither an Employee, Director or Consultant nor any person to whom an Option may be transferred shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Award unless and until such person has satisfied all requirements for exercise, which can include an early exercise, of the Option pursuant to its terms, or until all restrictions on a Restricted Stock Award have lapsed, and the Company has issued such shares.

B.

Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Employee, Director or Consultant or other holder of Awards or Common Stock issued upon exercise of Options any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause, the right of the Company’s Board of Directors and/or the Company’s stockholders to remove any Director pursuant to the terms of the Company’s Articles of Incorporation and By- Laws and the provisions of Colorado Law, or the right to terminate the relationship of any Consultant with the Company or its Affiliates.

C.

If the Company or its Affiliates is required to withhold any amounts by reason of federal, state or local tax laws, rules or regulations, in respect of the issuance of Awards or shares of stock pursuant to the Plan, the Company or such Affiliates shall be entitled to deduct and withhold such amounts from any cash payments to be made to the Recipient. In any event, such person shall promptly make available to the Company or such Affiliate, when requested by the Company or such Affiliate, sufficient funds to meet the requirements of such withholding, and the Company or such Affiliate may take and authorize such steps as it may deem advisable in order to have such funds made available to the Company or such Affiliate from any funds or property due or to become due to such person.

D.

To the extent provided by the terms of an Option Agreement, the person to whom an Option is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the stock otherwise issuable to the Recipient as a result of the exercise or acquisition of stock underlying the Option; or (iii) delivering to the Company unencumbered shares of the Company’s stock owned by the person acquiring the stock. The Fair Market Value of any shares of Common Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rules.

E.	The Company shall not be required to issue fractional shares pursuant to this Plan and, accordingly, a Recipient may be awarded or required to purchase only whole shares.

F.

The Plan and all determinations made and actions taken hereunder, to the extent not otherwise governed by the Code or laws of the United States, shall be governed by the laws of the State of Colorado and construed accordingly, without reference to the conflict of laws principles.

G.	The receipt, transfer and exercise of any Award is subject to taxation under Section 83 of the Code.

ARTICLE XII. ADJUSTMENTS UPON CHANGES IN STOCK.

     If any change is made in the stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan, and the outstanding Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction not involving the receipt of consideration by the Company.)

ARTICLE XIII. AMENDMENT OF THE PLAN AND AWARDS.

A.

The Board at any time, and from time to time, may amend the Plan. However, except as provided in Article XII relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

(i)	Increase the number of shares reserved for Awards under the Plan;

(ii)

Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

(iii)	Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code.

B.

The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

C.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

D.

Rights and obligations of the Recipient under any Award granted before amendment of the Plan shall not be materially impaired by any amendment of the Plan except with the written consent of the Recipient, unless such amendment is necessary to comply with any applicable law, regulation or rule as determined in the sole discretion of the Board.

E.

The Board at any time, and from time to time, may amend, modify, extend, cancel or renew any Award or waive any restrictions or conditions applicable to any Award or any shares acquired upon the exercise thereof and accelerate, continue, extend or defer the exercise time for any Award or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following a Recipient’s termination of Continuous Status as an Employee, Director or Consultant; provided, however, that the rights and obligations under any Award shall not be materially impaired by any such amendment except with the written consent of the Recipient, unless such amendment is necessary to comply with any applicable law, regulation or rule as determined in the sole discretion of the Board.

     The Board may accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest notwithstanding the provisions in the Option Agreement stating the time at which it may first be exercised or the time during which it will vest.

F.

The Board may amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Awards that qualify for beneficial treatment under such rules without stockholder approval.

ARTICLE XIV. TERMINATION OR SUSPENSION OF THE PLAN.

A.

The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on December 31, 2015, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

B.

Rights and obligations under any Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the Recipient, unless such impairment is necessary to qualify the Award as an Incentive Stock Option or to comply with any applicable law, regulation or rule all as determined in the sole discretion of the Board.

ARTICLE XV. EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be obtained within twelve (12) months before or after the date when the Plan is adopted by the Board.

ARTICLE XVI. COMPLIANCE WITH SECURITIES LAWS.

     The grant of Awards and the issuance of shares of Common Stock upon the exercise of Options shall be subject to compliance with all applicable requirements of federal and state law with respect to such securities. Options may not be exercised if the issuance of shares of Common Stock upon exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations or the requirements of any stock exchange or market system upon which the Common Stock may then be listed. In addition, no Option may be exercised unless (A) a registration statement under the Act shall at the time of exercise of the Option be in effect with respect to the Common Stock shares to be issued upon the exercise of that Option or (B) in the opinion of counsel to the Company, the Common Stock shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Stock shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition of the exercise of any Option, the Company may require the Recipient to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company. The Company may, upon the advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

ARTICLE XVII. COMPLIANCE WITH SECTION 409A.

     To the extent that the Board determines that any Award granted under the Plan is subject to Section 409A of the Code, the Option Agreement or other agreement evidencing the Award will incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award agreements will be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Plan's effective date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Plan's effective date the Board determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Plan's effective date), the Board may adopt such amendment to the Plan and applicable Award agreements or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

* * * * *

10540 SOUTH RIDGEVIEW ROAD
OLATHE, KS 66061

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the cost incurred by NIC Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet, and when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to NIC Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	NICIC1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

 NIC INC.

Vote On Directors

1.	Election of Directors.		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
	Nominees:	(01) Jeffery S. Fraser, (02) John L. Bunce, Jr., (03) Art N. Burtscher, (04) Daniel J. Evans, (05) Ross C. Hartley, and (06) Pete Wilson.

Vote On Proposals						For	Against	Abstain

2.	Approve the 2006 Amended and Restated Stock Option and Incentive Plan.					☐	☐	☐

3.	Ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accountants for the fiscal year ending December 31, 2006.					☐	☐	☐

In the discretion of the designated proxies upon such other business relating to the foregoing as may properly come before the meeting, and such matters incidental to the conduct of the meeting, and at any adjournments or postponements thereof.

Please mark, date, and sign your name exactly as it appears hereon and return the Proxy in the enclosed envelope as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. When signing as agent, partner, attorney, administrator, guardian, trustee, or in any other fiduciary or official capacity, please indicate your title. If stock is held jointly, each joint owner must sign.

For comments, please check this box and write them on the back where indicated				☐

		Yes	No

Please indicate if you plan to attend the meeting		☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY

NIC INC.

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 2, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned shareholder of NIC Inc. (the “Company”) hereby constitutes and appoints Jeffery S. Fraser and Ross C. Hartley, or either of them, as attorneys and proxies to appear, attend, and vote all of the shares of the Common Stock of NIC Inc. standing in the name of the undersigned at the Annual Meeting of Shareholders of NIC Inc. to be held at the Sheraton Overland Park Hotel at Convention Center, 6100 College Blvd., Overland Park, KS 66211, on May 2, 2006, at 10:00 a.m., Central Daylight Time, and at any adjournment or adjournments thereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO PROPOSALS ONE, TWO AND THREE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED HEREBY WILL BE VOTED FOR PROPOSALS ONE, TWO AND THREE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

Address Change/Comments:

(If you noted any comments above, please check the corresponding box on the reverse side.)

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE